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                             OLYMPIC FINANCIAL LTD.

                                  $300,000,000

          300,000 Units Consisting of 11 1/2% Senior Notes due 2007 and
              Warrants to Purchase 2,052,000 Shares of Common Stock

                             UNDERWRITING AGREEMENT

                                                                   March 7, 1997

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
J.P. MORGAN SECURITIES INC.
BEAR, STEARNS & CO. INC.
c/o Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

          Olympic Financial Ltd., a Minnesota corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc. (collectively, the "Underwriters") an aggregate of 300,000 Units (the "Units") consisting in the aggregate of $300,000,000 principal amount of 11 1/2% Senior Notes due 2007 (the "Notes") and 300,000 Warrants (the "Warrants") to purchase an aggregate of 2,052,000 shares of Common Stock, par value $.01 per share, of the Company. The Notes are to be issued pursuant to the provisions of an Indenture to be dated as of the Closing Date (the "Base Indenture"), as supplemented by a First Supplemental Indenture to be dated as of the Closing Date (the "First Supplemental Indenture" and, together with the Base Indenture, the "Indenture") by and between the Company and the Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"). The Warrants are to be issued pursuant to a Warrant Agreement (the "Warrant Agreement") to be dated as of the Closing Date between the Company and Norwest Bank Minnesota, National Association, as Warrant Agent (the "Warrant Agent"). Shares of Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the "Warrant Shares". The Units, the Notes and the Warrants are referred to herein collectively as the "Securities". This Agreement, the Indenture and the Warrant Agreement are referred to herein collectively as the "Operative Documents". Capitalized terms used herein but not otherwise defined shall have the definitions given to such terms in the Indenture.

          1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (No.

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333-18027, such registration statement, in the form it became effective on
January 13, 1997 under the Act, including the exhibits thereto and the documents incorporated or deemed incorporated by reference therein on or after such effective date, being hereinafter referred to as the "Shelf Registration Statement"), and related prospectus subject to completion, dated February 21, 1997 (the "Preliminary Shelf Prospectus"). We understand that the Company wishes to distribute to the public in the United States the Securities. To that end, the Company has filed with the Commission pursuant to Rule 424(b) under the Act a preliminary prospectus supplement subject to completion, dated February 21, 1997 (the "Preliminary Prospectus Supplement") to the Preliminary Shelf Prospectus. We understand that the Company will prepare and file, without delay, with the Commission pursuant to Rule 424(b) under the Act a final prospectus supplement (the "Final Prospectus Supplement") and related final prospectus (the "Final Shelf Prospectus") in respect of the distribution of the Securities and the issuance of the Warrant Shares. The Final Shelf Prospectus, including the documents incorporated by reference therein, as modified and supplemented by the Final Prospectus Supplement in the form first used to confirm sales of the Securities, is hereinafter referred to as the "Prospectus." The Preliminary Shelf Prospectus, including the documents incorporated by reference therein, as modified and supplemented by the Preliminary Prospectus Supplement and as the same may be amended or supplemented, is hereinafter referred to as the "Preliminary Prospectus." The Shelf Registration Statement, if amended, as amended at the time such amendment becomes effective, is hereinafter referred to as the "Registration Statement."

          2. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees to issue and sell to the Underwriters, and each of the Underwriters, upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, agrees severally and not jointly, to purchase from the Company, the number of Units set forth opposite their names on Schedule A hereto, at a purchase price equal to $972.50 per Unit (the "Purchase Price").

          3. TERMS OF PUBLIC OFFERING. The Company is advised by you that the Underwriters propose (i) to make a public offering of the Securities as soon as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

          4. DELIVERY AND PAYMENT. Delivery to the Underwriters of and payment for the Securities shall be made at 10:00 A.M., New York City time, on the third business day (the "Closing Date") following the date of the public offering, at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Securities may be varied by agreement between you and the Company.

          The Units in definitive form shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date and shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. The Units shall be delivered to you on the Closing Date with any transfer taxes payable upon initial issuance thereof duly paid by the Company, for the accounts of the several Underwriters,

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against payment of the Purchase Price therefor by certified or official bank checks payable in New York Clearing House funds or similar next-day funds to the order of the Company.

          5.   AGREEMENTS OF THE COMPANY.  The Company agrees with you:

          (a) To (i) not later than March 10, 1997, prepare and file with the Commission pursuant to Rule 424(b) of the Act the Prospectus and (ii) as promptly as practicable following the execution and delivery hereof and prior to the Closing Date, prepare and file with the Commission one or more Current Reports on Form 8-K including this Agreement, the Prospectus and an
     Exhibit 8 opinion of Dorsey & Whitney as exhibits thereto.

          (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of the filing of the Prospectus and of any amendment of or supplement thereto (including any filing under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), incorporated by reference therein), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the Prospectus or the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iii) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) To furnish to you, without charge, two signed copies of the Registration Statement as first filed with the Commission and of each amendment thereto, and two copies of all exhibits filed therewith and all documents incorporated by reference therein, and to furnish to you such number of conformed copies of the Registration Statement and of each amendment thereto and of all documents incorporated by reference in the Registration Statement and each amendment thereto, without exhibits, as you may reasonably request.

          (d) Not to file any amendment to the Registration Statement or to make or file any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities or any other securities relating thereto, by you, and to use its best efforts to cause the same to become promptly effective.

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          (e)  From time to time for such period as in the opinion of counsel for the Company or the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

          (f) If during the period specified in paragraph (e) of this Section 5 any event shall occur as a result of which, in the opinion of counsel for the Company or the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

          (g) Prior to any public offering of the Securities, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

          (h) To make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act.

          (i) During the period ending five years after the date of this Agreement, to furnish to you as soon as available a copy of each report or other publicly available information of the Company required to be furnished to the holders of the Securities by law or pursuant to the Indenture or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

          (j) At all times to reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

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          (k)  Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, to pay and be responsible for all costs, expenses, fees and taxes in connection with or incident to
     (i) the preparation, printing, duplicating, filing and distribution under the Act of the Registration Statement (including financial statements, if any, and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e) of this Section 5, (ii) the preparation, printing, duplicating, filing and distribution of the Preliminary Prospectus, Prospectus and all amendments or supplements thereto during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the NASD in connection with the offering, if any, (vi) the rating of the Securities by investment rating agencies, (vii) furnishing such copies of the Registration Statement, the Preliminary Prospectus, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, (viii) the fees and expenses of the Warrant Agent and any agent of the Warrant Agent and the fees and disbursements of any counsel for the Warrant Agent in connection with the Warrants, and (ix) the performance by the Company of its other obligations under this Agreement.

          (l) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against holders of the Securities.

          (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

          (n) During the period when the Prospectus is required to be delivered under the Act or the Exchange Act, to file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

          (o) Not to take any action with respect to the Securities in violation of Regulation M under the Exchange Act.

          (p) To cause the Warrant Shares to be approved for listing, subject to official notice of issuance, on the New York Stock Exchange.

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          6.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company
represents and warrants to each Underwriter that:

          (a) (i) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, at the date of the Prospectus, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act is filed and at the Closing Date, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied and will comply in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and regulations thereunder and do not and will not contain an untrue statement of a material fact and do not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When the Preliminary Prospectus was first filed with the Commission pursuant to Rule 424 of the Act and when any amendment thereof or supplement thereto was first filed with the Commission, the Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this paragraph (a), however, with respect to any information contained in or omitted from the Registration Statement, the Prospectus or the Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter expressly for use in connection with the preparation thereof. At the date of the Prospectus and any amendment or supplement thereto (if different) and at the Closing Date, the Base Indenture will have been qualified under and will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (collectively, the "TIA"). At the Closing Date, the First Supplemental Indenture will have been qualified under and will conform in all material respects to the requirements of the TIA.

          (b) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the business, results of operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole.

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          (c)  The Company has full corporate power and authority to execute, deliver and perform its obligations under each of the Operative Documents and to consummate the transactions contemplated thereby, including, without limitation, all requisite corporate authority and power to authorize, issue, sell and deliver the Securities and the Warrant Shares as contemplated by this Agreement.

          (d) This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming the due execution and delivery hereof by you and except as rights to indemnity and contribution hereunder may be limited by applicable law), subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' or secured creditors' rights (including, without limitation, applicable fraudulent transfer laws), and subject to the effect of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing) and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law), and subject, insofar as related to the indemnity and contribution provisions, to the effect of federal and state securities laws and public policy related thereto.

          (e) The Units have been duly authorized by the Company and the Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will conform in all material respects to the description thereof in the Prospectus. When the Notes are issued, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, the Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' or secured creditors' rights (including, without limitation, applicable fraudulent transfer laws), and subject to the effect of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing) and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

          (f) The Base Indenture and the First Supplemental Indenture have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will conform in all material respects to the description thereof in the Prospectus. When the Base Indenture and the First Supplemental Indenture have been duly executed and delivered, the Base Indenture and the First Supplemental Indenture will be valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' or secured creditors' rights (including, without limitation, applicable fraudulent transfer laws), and subject to the effect of general

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     principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing) and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

          (g) The Warrant Agreement has been duly authorized by the Company, and, on the Closing Date, will have been duly executed by the Company and will conform in all material respects to the description thereof in the Prospectus. When the Warrant Agreement has been executed and delivered, the Warrant Agreement will be a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' or secured creditors' rights (including, without limitation, applicable fraudulent transfer laws), and subject to the effect of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing) and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law), and subject, insofar as related to the indemnity and contribution provisions, to the effect of federal and state securities laws and public policy related thereto.

          (h) The Warrants have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will conform in all material respects to the description thereof in the Prospectus.
     When the Warrants are issued and countersigned in accordance with the Warrant Agreement and paid for in accordance with the terms of this Agreement, the Warrants will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' or secured creditors' rights (including, without limitation, applicable fraudulent transfer laws), and subject to the effect of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing) and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law). The issuance of such Warrants will not be subject to any preemptive or similar rights.

          (i) The Warrant Shares initially issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon exercise of the Warrants and, when issued and delivered upon exercise of the Warrants against payment of the Exercise Price (as defined in the Warrant Agreement), the Warrant Shares will have been duly issued and will be fully paid and non-assessable, and the issuance of such Warrant Shares will not be subject to any preemptive or similar rights.

          (j) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each subsidiary of the Company have been duly and validly authorized and issued, and all of the shares of capital stock of, or other ownership interests in, each subsidiary of the Company are owned, directly or through its

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     subsidiaries, by the Company.  All such shares of capital stock are fully paid and nonassessable, and, except as otherwise set forth in the Registration Statement or the Prospectus, are owned free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"). Except as otherwise set forth in the Registration Statement or the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person, other than the Company, to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any subsidiary of the Company.

          (k) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

          (l) The execution, delivery and performance of the Operative Documents do not, and the issuance of the Securities and the Warrant Shares by the Company and the repayment of the 13% Senior Notes due 2000 (the "Senior Term Notes") described under the caption "Use of Proceeds" in the Prospectus will not, require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws) and do not and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any material agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any of its subsidiaries or their respective properties; provided, however, that the consent of the holders of a majority in interest of the Senior Term Notes to the proposed elimination of the covenant in the indenture governing the Senior Term Notes with respect to incurrence of indebtedness is required in connection with the issuance of the Notes.

          (m) Except as otherwise set forth in the Registration Statement or the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be incorporated by reference or filed as an exhibit to the Registration Statement is not so described, incorporated or filed as required.

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          (n)  Except as otherwise set forth in the Registration Statement or the Prospectus, neither the Company nor any of its subsidiaries has violated any law applicable to it or its business, including, but not limited to, any Environmental Laws, any federal or state law relating to discrimination in the hiring, promotion or pay of employees, any applicable federal or state wages and hours laws, any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, and any federal or state usury or consumer credit laws, which in each case might have a material adverse effect on the business, results of operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole.

          (o) All tax returns required to be filed by the Company or any of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

          (p) No authorization, approval or consent or order of, or filing with, any court or governmental body or agency is necessary in connection with the transactions contemplated by this Agreement, except such as may be required by the NASD or state securities or Blue Sky laws or regulations or have been obtained and made under the Act and the TIA. Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

          (q) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company and its subsidiaries, taken as a whole.

          (r) Except as otherwise set forth in the Registration Statement or Prospectus or such as are not material to the business, results of operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all Liens, claims, encumbrances and restrictions except Liens for taxes not yet due and payable, to all property and assets described in the Registration Statement or Prospectus as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or

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     is continuing thereunder which might have any material adverse effect on the business, results of operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

          (s) The Company and each of its subsidiaries maintain insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is customarily carried by responsible companies engaged in similar businesses.

          (t) Ernst & Young LLP are independent public accountants with respect to the Company as required by the Act.

          (u) The financial statements, together with related schedules and notes forming part of or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its consolidated subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (v) Neither the Company nor any of its subsidiaries is (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or
     (b) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (w) No holder of any security of the Company has any right that has not been effectively waived to require registration of shares of Common Stock or any other security of the Company in connection with the offering contemplated hereby.

          (x) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

          (y) The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, and, except to the extent such documents have been superseded or modified as contemplated by Rule 412 of the Act, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          7. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless (i) each of the Underwriters and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) any of the Underwriters (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") (any person referred to in clause (i) or (ii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (including any amendment or supplement thereto), the Preliminary Prospectus or any other preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and the Preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by, related to, based upon, arising out of or in connection with an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Underwriters furnished in writing to the Company by such Underwriter, expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto), the Preliminary Prospectus or any other preliminary prospectus. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person.

          (b) In case any action or proceeding shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company, Donaldson, Lufkin & Jenrette Securities Corporation shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Persons and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company and such Indemnified Person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested the Company to reimburse the Indemnified Person for fees and expenses of counsel to which the Indemnified Person is entitled by the second sentence of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act to the same extent as the foregoing indemnity from the Company to each of the Indemnified Persons, but only with reference to information relating to such Underwriter furnished in writing by or on behalf of you expressly for use in the Registration Statement, the Prospectus, the Preliminary Prospectus or any other preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus, the Preliminary Prospectus or any other preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by paragraph (b) of this Section 7.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause
     (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the First Prospectus Supplement. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter (or its related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligation to contribute pursuant to this paragraph (d) are several in proportion to the respective principal amount of Securities purchased by each of the Underwriters hereunder and not joint.

     8. CONDITIONS TO UNDERWRITERS' OBLIGATIONS. (1) The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. The Company shall have performed or complied with all of its obligations and agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

          (b) At the Closing Date no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change in the rating accorded any of the Company's securities (including the Securities) by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g) under the Act.

          (d) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Securities; and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities.

          (e) (i) Since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company,
     (ii) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus there shall not have been any adverse change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and the Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by the President and Chief Executive Officer and the Executive Vice President and Chief Financial Officer of the Company, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c), (d) and (e) of this Section 8.

          (f) You shall have received on the Closing Date opinions (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Dorsey & Whitney LLP, special counsel to the Company and, with respect to those matters identified with an asterisk (*), James D. Atkinson III, Senior Vice President, Corporate Counsel and Secretary of the Company, to the effect that:

               (i) each of the Company, Olympic Receivables Finance Corp. ("ORFC"), Olympic Receivables Finance Corp. II ("ORFC II") and Arcadia Receivables Conduit Corp. ("ARCC") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as described in the Registration Statement and the Prospectus and to own, lease and operate its properties, and all of the outstanding shares of capital stock of ORFC, ORFC II and ARCC have been duly authorized and validly issued and are fully paid and nonassessable. The Company is the sole registered owner of such shares and such counsel has no knowledge of any security interest, claim, lien, encumbrance or adverse interest of any nature affecting such shares, except as set forth in such opinion;

               *(ii) the Company and each of its subsidiaries is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               *(iii) all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except as set forth in such opinion.

               (iv) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' or secured creditors' rights

          (including, without limitation, applicable fraudulent transfer laws), and subject to the effect of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing) and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law), and subject, insofar as related to the indemnity and contribution provisions, to the effect of federal and state securities laws and public policy related thereto;

               (v) the Units have been duly authorized by the Company and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' or secured creditors' rights (including, without limitation, applicable fraudulent transfer laws), and subject to the effect of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing) and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law);

               (vi) the Base Indenture and the First Supplemental Indenture, assuming due authorization, execution and delivery thereof by the Trustee, constitute valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' or secured creditors' rights (including, without limitation, applicable fraudulent transfer laws), and subject to the effect of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing) and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law);

               (vii) the Warrant Agreement, assuming due authorization, execution and delivery thereof by the Warrant Agent (as defined in the Warrant Agreement), constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' or secured creditors' rights (including, without limitation, applicable fraudulent transfer laws), and subject to the effect of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing) and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law), and subject, insofar as related to the indemnity and contribution provisions, to the effect of federal and state securities laws and public policy related thereto;

               (viii) the Warrants have been duly authorized and, when executed and issued and countersigned in accordance with the provisions of the Warrant Agreement and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' or secured creditors' rights (including, without limitation, applicable fraudulent transfer laws), and subject to the effect of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing) and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law);

               (ix) the Warrant Shares initially issuable upon exercise of the Warrants have been duly and validly authorized and reserved for issuance upon exercise of the Warrants and, when issued and delivered upon exercise of the Warrants against payment of the Exercise Price as provided in the Warrant Agreement, the Warrant Shares will have been duly and validly issued and will be fully paid and non-assessable, and the issuance of such Warrant Shares will not be subject to any preemptive or similar rights.

               (x) the Securities, the Indenture and the Warrant Agreement conform in all material respects to the description thereof contained in the Final Prospectus Supplement under the captions "Description of Notes" and "Description of Warrants" and in the Final Shelf Prospectus under the captions "Description of Debt Securities" and "Description of Senior Debt Securities";

               (xi) the Registration Statement has become effective under the Act; any required filings of the Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); the Prospectus has been filed with the Commission as an exhibit to a Current Report on Form 8-K of the Company dated March 10, 1997; the Base Indenture and the First Supplemental Indenture have been qualified under and conform in all material respects to the requirements of the TIA, and to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings therefor have been instituted or are pending or contemplated under the Act;

               *(xii) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness, or in any other agreement, indenture or instrument, in each case which is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound;

     (xiii) the execution, delivery and performance of the Operative Documents do not, and the issuance of the Securities and the Warrant Shares by the Company and the repayment of the 13% Senior Notes due 2000 (the "Senior Term Notes") described under the caption "Use of Proceeds" in the Prospectus will not, require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws) and do not and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any material agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any of its subsidiaries or their respective properties; provided, however, that consent of the holders of a majority in interest of the Senior Term Notes to the proposed elimination of the covenant in the indenture governing the Senior Term Notes with respect to incurrence of indebtedness is required in connection with the issuance of the Notes.

     (xiv) such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

     *(xv) to the best of such counsel's knowledge, after due inquiry, except as otherwise set forth in the Registration Statement or the Prospectus, neither the Company nor any of its subsidiaries has violated any law applicable to it or its business, including, but not limited to, any Environmental Laws, any federal or state law relating to discrimination in the hiring, promotion or pay of employees, any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, and any federal or state usury or consumer credit laws, which in each case might have any material adverse effect on the business, results of operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole;

     *(xvi) to the best of such counsel's knowledge, after due inquiry, except as otherwise set forth in the Registration Statement or the Prospectus or such as are not material to the business, results of operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions, except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it;

     *(xvii) to the best of such counsel's knowledge, after due inquiry, except as otherwise set forth in the Registration Statement or the Prospectus, all leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might have any material adverse effect on the business, results of operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary;

     *(xviii) except as otherwise set forth in the Registration Statement or the Prospectus, the Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; except as otherwise set forth in the Registration Statement or the Prospectus, to the best of such counsel's knowledge, after due inquiry, the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Registration Statement or the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries;

     (xix) neither the Company nor any of its subsidiaries is (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

     (xx) to the best of such counsel's knowledge, no holder of any security of the Company has any right that has not expired or been exercised or effectively waived to require registration of shares of Common Stock or any other security of the Company in connection with the offering contemplated hereby; and

     (xxi) the Registration Statement and the Prospectus (other than the financial statements and schedules and other financial and statistical information and data included therein or incorporated by reference therein, as to which no opinion need be expressed) comply as to form in all material respects with the requirements of the Act; the documents incorporated and deemed incorporated by reference in the Prospectus when filed with the Commission under the Exchange Act, complied in all material respects with the requirements of the Exchange Act; and nothing came to their attention which would lead them to believe that the Registration Statement (other than the financial statements and schedules and other financial and statistical information and data, as aforesaid), when such Registration Statement became effective, contained an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, that the Prospectus, as of the date of such opinion (except for financial statements and schedules and other financial and statistical information and data, as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In connection with the matters covered by clause (x) such counsel may state that their statements and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          (g) You shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, and Latham & Watkins shall have received such papers and information as it reasonably requests to enable it to pass upon the matters contained in such opinion.

          The opinions of Dorsey & Whitney LLP and Latham & Watkins described in paragraphs (f) and (g) of this Section 8 shall be rendered to you at the request of the Company and shall so state therein.

          (h) You shall have received letters on and as of the date hereof and on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former, and which shall recite that the valuation of the warrants has been approved by the Board of Directors of the Company), in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants, with respect to the financial statements and certain financial information contained and incorporated by reference in the Registration Statement and the Prospectus.

          (i) The Company shall not have failed at or prior to the Closing Date to perform or comply in any material respect with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

          (j) Latham & Watkins shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

          (k) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

(2) The several obligations of the Underwriters to purchase the Securities and the obligation of the Company to issue and sell the Securities under this Agreement are subject to the satisfaction of the following condition:

          (a) At the Closing Date, not less than a majority of the aggregate outstanding principal amount of the Senior Term Notes shall have been validly tendered and not withdrawn and shall have consented (which consents shall not have been revoked) to the amendments to the indenture governing the Senior Term Notes, pursuant to and as specified in the Company's Offer to Purchase for Cash and Consent Solicitation dated January 21, 1997, as amended, relating to the Senior Term

     Notes, and a supplemental indenture giving effect to such amendments shall have been executed and delivered by the Company and the trustee with respect to such indenture and shall be in full force and effect.

          9. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution of this Agreement by the parties hereto.

          This Agreement may be terminated at any time on or prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or the earnings, affairs, or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System National Market or limitation on prices for securities on any such exchange or national market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in your judgment, materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any subsidiary of the Company, (v) the declaration of a banking moratorium by either federal or New York State authorities or
(vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in your judgment, has a material adverse effect on the financial markets in the United States and would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities.

          10. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Olympic Financial Ltd., 7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435, and (b) if to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the

Underwriters or by or on behalf of the Company or the officers or directors of the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters pursuant to clause (i) of the second paragraph of Section 9 hereof or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by it.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                   Very truly yours,

                                   OLYMPIC FINANCIAL LTD.



                                   By: /s/ Richard A. Greenawalt
                                      -------------------------------
                                   Name: Richard A. Greenawalt
                                        -----------------------------
                                   Title: Chief Executive Officer
                                         ----------------------------



Accepted and agreed to as
of the date first written above:

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

J.P. MORGAN SECURITIES INC.

BEAR, STEARNS & CO. INC.

By DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION



By: /s/ Alan H. Mentle
   --------------------------
Name: Alan H. Mentle
     ------------------------
Title: Senior Vice President
      -----------------------

                                  SCHEDULE A

                                                  NUMBER OF UNITS
UNDERWRITER                                       TO BE PURCHASED
-----------                                       ---------------

Donaldson, Lufkin & Jenrette
 Securities Corporation                              180,000

J.P. Morgan Securities Inc.                           60,000

Bear, Stearns & Co. Inc.                              60,000
                                                     -------
     Total:                                          300,000